===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 1, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)

        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188



                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


===============================================================================

Item 5.       Other Events

         On July 1, 1999, U S WEST announced that its Board of Directors had determined to authorize the Company's management and advisors to discuss with Qwest Communications International, Inc. issues relating to its June 23 revised merger proposal. Global Crossing Ltd. has consented to U S WEST conducting such discussions with Qwest. The press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Financial Statements and Exhibits

              (c)     Exhibits Index

              Exhibit 99 - Press Release issued by the Company on July 1, 1999 entitled  "U S WEST Board Reviews Revised Qwest
                           Bid; Decides to Enter into Talks with Qwest with the Consent of Global Crossing"

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U S WEST, Inc.
                                 (Formerly "USW-C, Inc.")


                                 By: /s/ THOMAS O. McGIMPSEY
                                    -------------------------------------------
                                    Thomas O. McGimpsey
                                    Assistant Secretary

Dated:        July 7, 1999